ZAGG BRANDS

INVESTOR PRESENTATION



Cautionary note regarding forward-looking statements

Forward-Looking Statements

This presentation of ZAGG Inc ("ZAGG," the "Company," "we" or "us") contains (and oral communications made by us may contain) "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict," "project," "target," "future," "seek," "likely," "strategy," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our outlook for the Company and statements that estimate or project future results of operations or the performance of the Company.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (a) the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers; (b) building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products; (c) he ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple®, Samsung®, and Google®; (d) changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google; (e) the ability to successfully integrate new operations or acquisitions, (f) the impacts of inconsistent quality or reliability of new product offerings; (g) the impacts of lower profit margins in certain new and existing product categories, including certain mophie products; (h) the impacts of changes in economic conditions, including on customer demand; (i) managing inventory in light of constantly shifting consumer demand; (j) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents; (k) changes in U.S. and international trade policy and tariffs, including the effect of increases in U.S.-China tariffs on selected materials used in the manufacture of products sold by the Company which are sourced from China, (l) adoption of or changes in accounting policies, principles, or estimates; (m) changes in the law, economic and financial conditions, including the effect of enactment of US tax reform or other tax law changes; and (n) the impacts of certain environmental and health risks, including the recent outbreak of the coronavirus (COVID-19) and its potential impact on the Company's operations, sourcing from China, and future demand for the Company's products for an uncertain duration of time.

Any forward-looking statement made by us in this presentation speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this press release are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

This presentation also contains estimates and other statistical data made by independent parties and by ZAGG relating to market share, growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by ZAGG.

Non-GAAP Financial Measures

This presentation also includes certain non-GAAP financial measures, including Adjusted EBITDA (and corresponding Adjusted EBITDA margin) and gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs. Readers are cautioned that (1) Adjusted EBITDA (earnings before stock-based compensation expense, depreciation and amortization, other expense, net, transaction costs, acquired business employee retention bonus, former CFO retention bonus, CEO signing bonus, consulting fee to former CEO, adjustments to fair value of contingent consideration, legal settlements, loss on disputed mophie purchase price, inventory step-up amount in connection with acquisitions, restructuring/severance expense, March 2020 inventory write-down, impairment of goodwill, impairment of intangible assets, loss (gain) on disposal of intangible assets and equipment (loss of discontinued brands, product lines, and related product tooling), and income tax benefit) and (2) gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs (gross profit [and corresponding profit margin] excluding March 2020 inventory write-downs of $44.8 million) are not financial measures prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). In addition, this financial information should not be construed as an alternative to any other measure of performance determined in accordance with U.S. GAAP, or as an indicator of operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. As such, it should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. We present Adjusted EBITDA and gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs because we believe that these measures are helpful to some investors as a measure of performance and to normalize the impact of acquisitions and impairments. We caution readers that non-U.S. GAAP financial information, by its nature, departs from traditional accounting conventions. Accordingly, its use can make it difficult to compare current results with results from other reporting periods and with the financial results of other companies. We have provided a reconciliation of Adjusted EBITDA (and corresponding Adjusted EBITDA margin) and gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs to the most directly comparable U.S. GAAP measures in the supplemental financial information attached to this presentation.



A History of Continuous Innovation

Patent portfolio has grown 5x from 2013 to 2019 with over 350 patents

INVISIBLE SHIELD
- **2007** Launched industry's first screen protector
- **2012** Introduced protective privacy screen protector
- **2018** Launched Vision-Guard to protect consumers' eyes as well as their screen
- **2019** Introduced anti-microbial screen protection

gear4
- **2008** Became the largest iPod/iPhone accessory brand in Europe
- **2015** Won exclusive license for D3O® technology
- **2017** U.K.'s largest cell phone case brand
- **2018** Launched the thinnest, most protective case in the world
- **2019** Developing 5G-enhancing TPE with D3O®

mophie.
- **2008** Launched industry's first battery case
- **2010** Launched industry's first universal battery line
- **2014** Released battery case with built-in storage
- **2016** Launched magnetic, wireless charging platform
- **2018** Expanded wireless charging eco-system

HALO
- **2016** Released Halo Bolt Charger that can jumpstart cars
- **2019** Holds strong power IP portfolio

IFROGZ
- **2013** Awarded CES Innovations Award for Boost Plus speaker
- **2015** Launched noise limiting headphone line for kids
- **2019** Introduced AIRTIME truly wireless earbuds for sales in retail and on HSN

ZAGG
- **2011** Released industry's first tablet keyboard
- **2013** Launched Cover, the thinnest tablet keyboard in the world
- **2014** Introduced Auto-Fit Keyboard
- **2016** Launched Rugged keyboard product lines

Select Awards

CES Innovation Awards 2019 | TRAVEL+LEISURE Best of Tech | Good Housekeeping | Macworld BEST OF SHOW | LAPTOP EDITORS' CHOICE | BEST OF CES 2019 | PC PCMAG.COM EDITORS' CHOICE | iPhone BEST CES 2019 | techradar BEST OF CES | CR Consumer Reports 2018 Best Wireless Bluetooth Speaker | GottaBe MOBILE Editors' Choice | MIA Mobile Industry Awards 2019 Accessory Manufacturer of the Year (2019)

Leading Market Share in Mobile Lifestyle Categories

#1 Market Share (46% [1]) – U.S. Screen Protection



The Dominant Screen Protection Brand and Category Creator

#1 Market Share (31% [1]) – U.S. Wireless Charging Pads



Dominant Leader in Growing Market

#1 Market Share (29% [1]) – U.S. External Power


mophie.
HALO

Category Creator and Poised for Significant Growth at HSN/QVC

#1 Market Share (21% [2]) – U.K. Protective Cases


gear4

U.K. Market Leader Launched in the U.S. with Innovative D3O Technology

Tablet Accessories & Productivity Brand


ZAGG

Tablet Keyboards Category Creator

True Wireless Headphone Brand on HSN



11+ Years of Innovation and Design

[1] Source: The NPD Group / Retail Tracking Service for the twelve months ended 12/31/19; NPD data refers to dollar share and pertains only to U.S. retail sales.
[2] Source: GfK SE / market share information. GfK data refers to dollar share and pertains only to U.K. retail sales. Represents average dollar share over twelve months ending 12/31/19.

Innovation + Distribution Drives Long-Term Profitable Growth


ZAGG Brands
INPUT
Innovation
Global Distribution
Amplified Through Brands
Operational Excellence
Customer Care
OUTPUT
Long-term, Profitable Growth

Strong Growth in Doors and Channels Supported by Alignment with Top OEMs

Considerable Americas, EMEA, and APAC door growth with additional penetration opportunities globally

Total Doors:	25,975	33,231	45,177	49,355	72,293	100,513	111,655



120,000
100,000
80,000
60,000
40,000
20,000
0
Door count increase of 330%
2013: 25,065 / 910
2014: 32,161 / 1,070
2015: 42,132 / 3,045
2016: 45,564 / 3,791
2017: 63,894 / 8,399
2018: 80,527 / 13,341 / 6,645
2019: 90,000 / 14,950 / 6,705
Americas
EMEA
APAC

Note: Pre-2018 does not include a separate APAC region breakout.

First to Market with Top OEMs

- We have historically been positively impacted near the time of major device launches by Apple, Samsung, Google and other device manufacturers, particularly when there is a change in form factor
- We expect major device launches to continue to positively impact our operations during 2020 and beyond

Amplify Our Brands

BUSINESS INSIDER
FORTUNE
cnet
THE VERGE
engadget
GQ
CNN
cnet
People
USA TODAY
GLAMOUR
Men'sHealth
WIRED
THE WALL STREET JOURNAL



CRAMER'S TALKING TECH & COMPETITION AROUND CONSUMER TECHNOLOGY

PR/Earned Media



mophie

Retail/Training



EMBRACE THE CURVE
mophie
charge stream pad+
THE FASTEST WIRELESS CHARGING AVAILABLE
Shop Now
Power up, anywhere

Paid Media/
Advertising



Social/
Ambassadors

Supreme
RALPH LAUREN
VALENTINO
TUMI
(RED)
V/SUAL
UNDEFEATED



Brand Partnerships

NFL
NBA DRAFT 2019
SXSW



LIVE NATION



Activations

We Continue to Diversify into New High Growth Categories


Screen
Protection
100.0%
$5mm
Net Sales
FY 2007
Keyboards
Audio
Other
Power Cases
Cases
1.6%
4.9%
5.1%
6.0%
9.2%
43.3%
29.9%
Screen
Protection
Power
Management
$522mm
Net Sales
FY 2019

Source: Company filings and Management estimates.

Organic Growth

ZAGG BRANDS

INVISIBLE SHIELD	mophie	gear4	ZAGG	IFROGZ	HALO
• **Screen Protection** • **Anti-microbial Wipes** • **UV Sanitizer** • **Insurance** • Services • Protective Cases • External protection	• **Portable Power** • **Wireless Charging** • **Cables & Adapters** • **Car & Wall Chargers** • **Protective Cases** • **Mobile Payment Solutions** • Docks & Stands • Smartwatch Accessories • B2B Charging	• **Protective Cases** • **Tablet Cases** • Screen Protection • Notebook Laptop Cases	• **Tablet Keyboards** • **Connectivity Adapters** • Tablet/Laptop Cases • Hubs • Docks • Computer Keyboards • Mice • Presenters • BT Speakerphones • Computer Headsets	• **BT Earbuds** • **BT Headphones** • **Screen Protection** • **Portable Power** • BT Speakers • Wireless Charging • Car & Wall Chargers • Cables / Adapters	• **Portable Power** • **Wireless Charging** • **Flashlights** • **Cables**

Strategic Benefits

- ✓ We're in every major wireless accessory category
- ✓ More products to sell to more customers
- ✓ Makes ZAGG more relevant with current customers
- ✓ Opens-up new channel opportunities and product diversification

**Blue bold text indicates existing ZAGG product categories.*

INVISIBLE SHIELD

visionguard®

Protect Your Eyes–and Your Phone



WITH
eyesafe®
TECHNOLOGY


INVISIBLE SHIELD
KILLS 99.99% OF
THE MOST COMMON
SURFACE BACTERIA

INVISIBLE SHIELD
ON DEMAND

Your in-store device protection **service.**


INVISIBLE SHIELD
ON DEMAND

mophie.

CATEGORIES


Portable Batteries


Portable Notebook Batteries


Wireless Charging Pads


Wireless Charging Vent Mounts


Wireless Charging Desk Stands


Car Chargers


Cables


Mobile Payment Solutions

D3O® Integration



D3O

- We use a unique version of D3O® specifically designed for consumer electronics.
- The patented D3O® dilatant is blended with an elastomeric polymer to be injection molded.
- This enables us to mold D3O® into intricate designs.

TPU

- We use billions of TPU (Thermoplastic Polyurethane) pellets each year to create a high impact case surround.
- Provides flexibility for easy fitting on phone plus extra impact protection and grip.

POLYCARBONATE

- Piccadilly cases have a polycarbonate (PC) back plate for further impact protection plus optical transparency.
- PC is extremely tough and is used in military helicopter rotor blades and bullet-proof "glass".
- We apply a special anti-scratch coating to further protect your phone.

PROTECTED BY D3O®


HALO

IFROGZ





ZAGG

TABLET KEYBOARDS

Slim & Portable

Enhanced Productivity

Rugged Protection



Pit Stop
Reading Now
For You



Recent Events:

- COVID-19 Response Actions
- 2020 Restructuring Plans
- 1Q20 Results
- Strategic Alternatives Process Overview

COVID-19 Response Actions

- Ensure safety of employees through work-from-home policies
- Ensure adequate liquidity
  - Closed on amendment to expand credit facilities under existing credit structure by $19.8M
  - Closed on SBA loan under CARES Act of $9.4M with opportunity for forgiveness
  - Extend payment terms with suppliers and vendors
- Inventory management
  - Alignment of supply and demand forecast
  - Delay or cancel certain purchase orders
- Aggressive cost reduction initiatives
  - Implemented furloughs or lay-off of approximately 20% of U.S. employees and reduced Europe and Asia Pacific staff, excluding China, by approximately 20%
  - Temporarily reduced CEO salary by 15%, executive team salary by 10% and other senior management salary by 5%
  - Temporarily reduced the cash portion of the Board of Directors' compensation by 15% and replaced such compensation with stock-based compensation
  - Hiring freeze for remainder of 2020
  - Eliminated 2020 cash bonus plan starting in Q2 2020
  - Deferred spending on all non-essential projects
  - Reduction or elimination of all discretionary expense categories including marketing, travel, entertainment, etc.
  - Reduction of expected investment in new geographic regions
  - Additional cost reduction levers

2020 Restructuring Plans

- Guiding Principles
  - Innovation in key categories
  - Focus on high margin and growing product categories
  - Simplification of business

- Key Decisions
  - Discontinue BRAVEN brand
  - Exit battery case category
  - Simplify iFrogz audio, ZAGG keyboard and mophie power station businesses, including reducing SKU counts and discontinuing certain product lines

- Q1 2020 | Future Impacts
  - Write-down of inventory (linked to restructure and COVID-19 demand reduction): $44.8M
  - Goodwill impairment: $18.6M
  - Intangible/tooling write-off: $3.7M
  - Discontinued brand and product lines accounted for approximately $55 million in net sales and negative EBITDA in 2019

Q1 2020 Key Financial Results

(amounts in millions, except percentages)

	Q120	Q119	$ Change
Net Sales	$91.0	$78.8	$12.2
Gross Profit %*	(21)%	30%	--
Gross Profit % (Ex. $45M March 2020 Inventory Write-down)*	28%	30%	--
Adjusted EBITDA*	$(7.4)	$(9.4)	$2.0
Line of Credit	$99.5	$93.4	$6.2
Inventory*	$93.6	$100.2	$(6.6)

* During March 2020, ZAGG reported a $44.8 inventory write-down related to the restructuring activities and a decrease in demand linked to COVID-19. The $44.8 write-down is included as an add-back to Adjusted EBITDA. See Appendix for reconciliation of Non-GAAP metrics.

Strategic Alternatives Overview

- ZAGG first publicly announced its strategic review process on August 6, 2019
- The Company engaged BofA Securities to run a comprehensive process to review strategic alternatives, which included reaching out to over 60 strategic and financial parties
- The Company was unable to finalize a definitive offer at a price that appropriately valued our stockholders' interests
- The Board remains open to potential transactions that are accretive to stockholder value



ZAGG BRANDS

Historical Financials



Net Sales


Historical Net Sales (amounts in millions, except percentages)
$402
+29%
$519
+4%
$538
-3%
$522
2016
2017
2018
2019

Profitability

Historical Adjusted EBITDA (amounts in millions, except percentages)



$37[1]
$73
$76
$45
2016
2017
2018
2019

	2016	2017	2018	2019
Adjusted EBITDA margin %	*9.2%*	*14.1%*	*14.2%*	*8.6%*

[1] mophie Adjusted EBITDA of ($16mm); ZAGG Adjusted EBITDA of $53mm

Capital Allocation

- Service debt
- Internal growth initiatives
- ZAGG share repurchase
- M&A opportunities

Net Debt[1] *(amounts in millions)*



$120
$100
$80
$60
$40
$20
$0
$79
$89
$5
$43
Q1
Q2
Q3
Q4
2018
2019

[1] Net debt defined as total debt less cash.

Note: During 2018 and 2019, the Company invested $53.2 million in M&A ($4.5M for BRAVEN, $28.4M on Gear4, and $20.4M for HALO) and $12.8M for ZAGG share repurchases.

History of Share Repurchase

ZAGG History of Share Repurchase[1] *(amounts in millions)*


Cumulative Cash Spent of Share Repurchase
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$10.0
$19.6
$35.2
$36.1
$37.6
$49.7
$50.4
2013
2014
2015
2016
2017
2018
2019

[1] ZAGG has repurchased 7.0 million shares at an average price of $7.12.



Governance

Governance Highlights

Topic	Practice
Independence	• 6 out of 7 director nominees are independent. • The Board committees are composed exclusively of independent directors
Independent Chairperson	• The Board has appointed an independent chairperson who is not our employee.
Executive Sessions	• Independent directors meet regularly without management.
Annual Election	• All directors are elected annually to a one-year term and thus, the Board election is not staggered.
Plurality Plus Voting	• In uncontested elections, directors receiving less than 50% of the votes cast must tender their resignation for consideration of the Board.
Director Evaluations	• The Board and each committee conduct annual self-evaluations.
Stock Ownership	• Each director is required to hold shares of our Common Stock equal to three times his or her annual cash retainer.
Stockholder Engagement	• The Board has adopted a protocol to allow stockholders with long-term significant holdings of our Common Stock to communicate with the Board members on appropriate topics.
Poison Pill	• We do not have a stockholder rights plan.
Right to Call Special Meeting	• Stockholders holding 10 percent or more of the outstanding common stock have the right to call a special meeting.
Confidential Voting	• Records that identify the vote of a particular stockholder are kept confidential from the Company except in a proxy contest or as required by law.
Single Voting Class	• Common Stock is the only class of voting shares outstanding.
Environmental, Social and Governance ('ESG')	• ZAGG monitors and discloses information the following material ESG factors: supply chain, packaging, cybersecurity, employee diversity and inclusion, political/lobbying contributions, and employee transportation incentives.

Board Experience

	Executive	Leadership	Governance	International Business	Marketing & Sales	ZAGG's Industry	Financial	Technology & Cyber	M&A
Cheryl Larabee	X	X	X		X		X	X	
Dan Maurer	X	X		X	X			X	X
Scott Stubbs	X	X	X				X	X	X
Mike Birch	X	X		X	X		X		X
Chris Ahern	X	X		X	X	X			X
Ed Terino*	X	X	X	X	X		X	X	X
Ron Garriques*	X	X	X	X	X	X	X	X	X

*Added to the Board of Directors in April 2020

Executive Compensation Highlights

Topic	Practice
Offer Both Equity and Cash Incentives	• Offering both equity and cash incentives allows us to pay quarterly cash bonuses tied to achievement of certain cost reduction goals, key strategic initiatives, and functional team goals, and annual equity bonuses tied to our overall performance metrics.
Emphasize Pay-for-Performance	• Performance-based cash incentive bonus, which compensates executives for the achievement of certain cost reduction goals, key strategic initiatives, and functional team goals. • Performance-based equity incentive bonus plan, which compensates executives for achievement of certain financial metrics.
Annual Say-on-Pay Vote	• We annually ask stockholders to provide an advisory vote on our pay practices, which the Compensation Committee considers when setting pay for the Chief Executive Officer ("CEO") and other named executive officers ("NEOs").
Equity Ownership Guidelines	• CEO and other NEOs are required to own shares of our Common Stock equivalent to five times (CEO) and three times (other NEOs) their base salaries.
Double-Trigger Change-in-Control	• We have double-trigger change-in-control ("CIC") provisions that require the actual or constructive termination of employment and the consummation of a CIC transaction.
Change in Control Vesting	• Performance-based equity awards assumed by an acquirer accelerate (i) pro-rata at target award levels on the date of termination based on the elapsed portion of the performance period or (ii) based on actual performance if the date of termination occurs after the end of the performance period. Awards that are not assumed accelerate pro-rata at target award levels on the date of termination based on the elapsed portion of the performance period.
Clawback Policy	• Our policy allows recovery of incentive cash or equity compensation that is based on financial statements that were subsequently restated due to the individual's fraudulent or grossly negligent act or omission.
Dividend Equivalents	• We do not provide dividend equivalents on unvested equity awards.
Engage an Independent Compensation Consultant	• The Compensation Committee has retained a nationally recognized compensation consulting firm to serve as its independent compensation consultant.
Re-pricing Stock Options	• We do not re-price our stock options and would not do so without stockholder approval.
Excise Tax Gross-Ups	• We do not provide our executive officers with excise tax gross-ups.
Resetting of Performance Targets	• We do not reset or amend any of the performance goals or targets used to set executive compensation programs in a fiscal year.

2019 Executive Compensation – Pay-for-Performance

	Target Compensation	Earned Compensation	% of Compensation Earned	Compensation Forfeited due to Performance	% of Compensation Forfeited due to Performance
Chris Ahern, CEO	$ 2,000,000	$ 1,103,123	55%	$ 896,877	45%
Taylor Smith, CFO	$ 564,000	$ 346,318	61%	$ 217,682	39%
Jim Kearns, COO	$ 785,000	$ 544,922	69%	$ 240,078	31%

Appendix



The ZAGG Leadership Team

ZAGG BRANDS



Prior experience:

DELL
AST COMPUTER

Chris Ahern, *CEO*

Years at ZAGG: 6
Years of experience: 23



Prior experience:

KPMG
Novell

Taylor Smith, *CFO*

Years at ZAGG: 9
Years of experience: 18



Prior experience:

hp
DELL

Jim Kearns, *COO*

Years at ZAGG: 2
Years of experience: 32



Prior experience:

THORPE NORTH WESTERN

Abby Barraclough, *General Counsel*

Years at ZAGG: 8
Years of experience: 20



Prior experience:

SUPERIOR COMMUNICATIONS
iGO
MOTOROLA

Jonathan Downer
SVP – Global Sales

Years at ZAGG: 5
Years of experience: 31



Prior experience:

FranklinCovey
MORINDA

Brad Bell
SVP – Global Marketing

Years at ZAGG: 9
Years of experience: 19



Prior experience:

marketstar
ZIONS BANK

Brandon Barlow
Sr. Director, HR

Years at ZAGG: 7
Years of experience: 15

Senior leadership has assembled a talented and dedicated management team which has positioned ZAGG for growth

Annual Adjusted EBITDA Reconciliation (amounts in millions, except percentages)

	2016	2017	2018	2019
Net Income in accordance with U.S. GAAP	($ 15.6)	$ 15.1	$ 39.2	$ 13.9
Adjustments:				
a. Stock-based compensation expense	$ 3.8	$ 3.6	$ 3.0	$ 4.0
b. Depreciation and amortization	$ 22.2	$ 21.9	$ 18.3	$ 23.9
c. Other expense, net	$ 2.2	$ 1.4	$ 2.1	$ 4.4
d. Inventory step-up amount in connection with acquisitions	$ 2.6	$ -	$ 0.2	$ 0.6
e. Transaction costs	$ 2.6	$ -	$ 1.7	$ 1.9
f. Acquired business employee retention bonus	$ 0.8	$ 0.3	$ 0.1	$ 0.1
g. Former CFO retention bonus	$ -	$ -	$ 0.4	$ 0.1
h. CEO signing bonus	$ -	$ -	$ 0.4	$ -
i. Consulting fees to former CEO	$ -	$ -	$ 0.7	$ -
j. Restructuring expense	$ 2.1	$ 0.4	$ -	$ 2.2
k. Adjustment to fair value of acquisitions' contingent consideration	$ -	$ -	$ -	$ 0.9
l. Legal settlements	$ -	$ -	$ -	$ 0.8
m. Income tax (benefit) provision	($ 7.8)	$ 28.3	$ 10.3	($ 8.1)
n. Loss on disputed mophie purchase price	$ 24.3	$ -	$ -	$ -
o. Impairment of intangible asset	$ -	$ 2.0	$ -	$ -
Adjusted EBITDA	$ 37.2	$ 73.0	$ 76.4	$44.7
Adjusted EBITDA Margin	9.2%	14.1%	14.2%	8.6%

First Quarter Adjusted EBITDA Reconciliation (amounts in millions, except percentages)

	Q1 2019	Q1 2020
Net Income in accordance with U.S. GAAP	($ 14.4)	($ 75.6)
Adjustments:		
a. Stock-based compensation expense	$ 1.2	$ 1.3
b. Depreciation and amortization	$ 6.1	$ 5.4
c. Other expense, net	$ 1.5	$ 1.5
d. Inventory step-up amount in connection with acquisitions	$ 0.4	$ -
e. Transaction costs	$ 0.2	$ 0.3
f. Acquired business employee retention bonus	$ 0.1	$ -
g. Former CFO retention bonus	$ 0.1	$ -
h. Severance expense	$ -	$ 0.5
i. March 2020 inventory write-down	$ -	$ 44.8
j. Impairment of goodwill	$ -	$ 18.7
k. Loss on disposal of intangible assets and equipment	$ -	$ 3.7
l. Income tax benefit	($ 4.2)	($ 8.1)
Adjusted EBITDA	($ 9.0)	($ 7.5)
Adjusted EBITDA Margin	(11.4%)	(8.2%)

First Quarter Gross Profit Reconciliation (amounts in millions, except percentages)

	Q1 2019	Q1 2020
Gross profit (loss) in accordance with U.S. GAAP	$ 23.8	($ 18.9)
Adjustments:		
March 2020 inventory write-down	$ -	$ 44.8
Adjusted gross profit	$ 23.8	$ 25.9
Adjusted gross profit margin	30%	28%